SECURITIES AND EXCHANGE COMMISSION


                     Washington, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT


                 Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)
                        September 4, 1996


                   AMERICAN WHITE CROSS, INC.
- ----------------------------------------------------------------
     (Exact name of registrant as specified in its charter)



          Delaware               0-20240         06-1342417
- ----------------------------  -------------  -------------------
(State or other jurisdiction  (Commission    (I.R.S. Employer
of incorporation)             File Number)   Identification No.)


          349 Lake Road
          Dayville, Connecticut                       06241
- ----------------------------------------           -----------
(Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code 860-774-8541
                                                   ------------

Total number of sequentially numbered pages in this filing, including exhibits hereto: 5.


Exhibit Index is on page 4.

Item 5.  Other Events.
         ------------

          On September 4, 1996, American White Cross, Inc., a Delaware corporation (the "Company"), announced that the Company's Common Stock, $.01 par value (the "Common Stock"), began trading on Nasdaq Smallcap Market under the ticker symbol AWCIQ. Previously, the Common Stock was traded on the Nasdaq National Market under the same symbol. The change was made because the Company does not currently meet the minimum bid price requirements of the Nasdaq National Market.

          A copy of a press release issued by the Company on September 4, 1996 is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

          (c)  Exhibits.

               Exhibit No.         Description
               ----------          -----------

               99                  Press release dated
                                   September 4, 1996

                          SIGNATURES


          Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AMERICAN WHITE CROSS, INC.


Dated:  September 4, 1996     By:   /s/ Scott Vertrees
                                    -----------------------------
                                    Scott Vertrees
                                    Vice Chairman

                         EXHIBIT INDEX


Number         Description                             Page
- ------         -----------                             ----

  99           Press release dated September 4, 1996     5